UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 13, 2000



                        WEBQUEST INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)


                                   NEVADA
               (State or other jurisdiction of incorporation)


      000-24355                               86-0894019
(Commission File Number)           (IRS Employer Identification No.)



2248 Meridian Blvd., Suite A, Minden, NV         89423-8601
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code: (775)  782-0350

                                     N/A
        (Former name or former address, if changed since last report)


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Item 2.          Acquisition or Disposition of Assets.

   On December 16, 1999, WebQuest International, Inc., a Nevada corporation ("Registrant"), entered into an Asset Purchase Agreement (the "Agreement"), with Ivo Juriaan Wentholt, an individual residing in Amsterdam, New Hampshire ("Seller"), pursuant to which Registrant agreed to purchase from Seller all of Seller's right, title and interest in and to the assets associated with the Seller's "chessed.com" website (the "Assets"). At the effective time of the transfer, January 13, 2000, Registrant acquired from the Seller the Assets in exchange for $57,500.00 in cash and 40,785 shares of the Registrant's Common Stock. The amount of consideration paid by Registrant in connection with this acquisition was determined based on arms-length negotiations between Registrant and Seller.

   The Assets acquired from the Seller pursuant to the Agreement do not consist of a plant, equipment or other physical property nor were they used in any trade or business or revenue generating operation. The Company plans to commercialize the website and is hopeful it can generate an income stream from the website.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Acquired Business.

The Registrant is currently reviewing the requirements for providing financial information pursuant to this item. To the extent that financial statements or other information are required with respect to this transaction or the acquired assets, the Registrant will file such required financial statements or other information as soon as practicable and in any event not later than March 28, 2000. If the Registrant determines that financial statements and other financial information are not required, no subsequent filings with respect to this form will be made.

(b)  Pro Forma Financial Information.

The Registrant is currently reviewing the requirements for providing financial information pursuant to this item. To the extent that financial statements or other information are required with respect to this transaction or the acquired assets, the Registrant will file such required financial statements or other information as soon as practicable and in any event not later than March 28, 2000. If the Registrant determines that financial statements and other financial information are not required, no subsequent filings with respect to this form will be made.

(c) Exhibits.

   2.1 Asset Purchase Agreement dated December 16, 2000 between the Registrant and Seller.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WEBQUEST INTERNATIONAL, INC.
                              (Registrant)



Dated: January 27, 2000       By:/s/ Scott Berry
                                Scott Berry,
                                Chief Financial Officer


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INDEX TO EXHIBITS



(c)         Exhibits.

     2.1   Asset  Purchase  Agreement  dated  December  16,  2000
            between the Registrant and Seller.